UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 12, 2016

GOODRICH PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-12719	76-0466193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Louisiana St., Suite 700, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 713-780-9494

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01 Changes in Control of Registrant

As previously disclosed in the Current Report on Form 8-K filed by Goodrich Petroleum Corporation (the “Company”), on April 15, 2016, the Company and its subsidiary, Goodrich Petroleum Company, L.L.C. (the “Subsidiary” and, together with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) for reorganization relief under the provisions of Chapter 11 of Title 11 of the United States Code. The Debtors’ Chapter 11 cases were jointly administered under the caption In re Goodrich Petroleum Corporation, et. al (Case No. 16-31975). On August 12, 2016, the Debtors filed the proposed First Amended Joint Chapter 11 Plan of Reorganization (as amended, modified, or supplemented from time to time, the “Plan”).

On August 18, 2016, the Bankruptcy Court entered an order (i) conditionally approving the Debtors’ disclosure statement, (ii) approving solicitation and notice procedures for the Plan, (iii) approving the forms of ballots and notices in connection therewith, (iv) scheduling certain dates with respect thereto, and (v) granting related relief.

On September 28, 2016, the Bankruptcy Court entered the Findings of Fact, Conclusions of Law and Order Approving the Disclosure Statement and Confirming the Debtors’ First Amended Joint Chapter 11 Plan of Reorganization (the “Confirmation Order”), which approved and confirmed the Plan, as modified by the Confirmation Order. Copies of the Confirmation Order and the Plan were included as exhibits to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “Commission”) on October 3, 2016.

On October 12, 2016 (the “Effective Date”), the Company satisfied the conditions to effectiveness set forth in the Confirmation Order and in the Plan, the Plan became effective in accordance with its terms and the Company and the Subsidiary emerged from the Chapter 11 cases. All capitalized terms used herein but not otherwise defined in this Current Report on Form 8-K have the meanings set forth in the Plan.

Upon the effectiveness of the Plan, the Majority Second Lien Noteholders (as defined in the Plan) own approximately 68% of the common stock of the Company. Pursuant to the Plan, the Majority Second Lien Noteholders interviewed and appointed three (3) of the new members of the board of directors of the Company.

The information provided in Items 1.01 and 5.02 of the Current Report on Form 8-K filed by the Company with the Commission on October 14, 2016 is incorporated herein by reference into this Item 5.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH PETROLEUM CORPORATION

October 17, 2016	By:	/s/ Michael J. Killelea
	Name:	Michael J. Killelea
	Title:	Senior Vice President, General Counsel and Corporate Secretary